AMENDMENT NO.  3

                                               Dated as of November 19, 1999

     AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (this "Amendment") is entered into among Shoney's, Inc., a Tennessee corporation (the "Borrower"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the Initial Lenders (the "Initial Lenders"), BANK OF AMERICA, N.A. (formerly known as NATIONSBANK, N.A.) ("Bank of America"), as the initial issuing bank (in such capacity, the "Initial Issuing Bank"), FIRST AMERICAN NATIONAL BANK, as the swing line bank (in such capacity, the "Swing Line Bank") (the Initial Lenders, Initial Issuing Bank and Swing Line Bank collectively, the "Lender Parties") and BANK OF AMERICA, as administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "Administrative Agent") for the Lender Parties.

     PRELIMINARY STATEMENTS:

     (1) The parties hereto have entered into a Credit Agreement dated as of November 28, 1997, as amended by Amendment No. 1 dated as of June 16, 1998 and Amendment No. 2 dated as of April 6, 1999 (as so amended, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the meanings specified in the Credit Agreement.

     (2) The parties hereto have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

     (a) Section 1.01 is amended by adding the following definitions in the correct alphabetical order:

              "'Adjusted EBITDA' means, for any period, the sum, determined on a Consolidated basis, of (a) net income (or net loss), plus (b) interest expense, plus (c) income tax expense, plus (d) depreciation expense, plus (e) amortization expense, plus (f) all non-cash losses and charges deducted in arriving at such net income, less (g) all gains included in arriving at such net income, plus (h) all amounts (up to an amount not in excess of $18 million) deducted in arriving at such net income in respect of the Borrower's settlement (which was announced publicly on March 12, 1999) of three wage-hour class action lawsuits pending against the Borrower for $18.0 million, less (i) income tax benefits, in each case



                                        2

        of the Borrower and its Subsidiaries, determined in accordance with GAAP for such period."

             "'Captain D's Subsidiary' means a newly created Subsidiary of the Borrower which is established in accordance with Section 5.02(f)(ix) in connection with the Captain D=s system and which is a special purpose, bankruptcy remote entity."

             "'Maintenance Capital Expenditures' means, as of the end of each fiscal quarter of the Borrower,(x) in the case of each of the first three fiscal quarters of each Fiscal Year, $15 million and (y) in the case of the fourth fiscal quarter of each Fiscal Year, the greater of (i) $15 million and (ii) the aggregate amount of cash Capital Expenditures made by the Borrower and its Subsidiaries during the four fiscal quarter period ending at the end of such fiscal quarter in connection with the operation and maintenance of restaurants as set forth in a detailed summary of Maintenance Capital Expenditures and total Capital Expenditures delivered by the Borrower to the Administrative Agent and the Lender Parties together with the annual financial statements required to be delivered pursuant to Section 5.03(d)."

             "'Senior Debt' of any Person means all Debt for Borrowed Money of such Person and its Subsidiaries that is not subordinated by its terms to any other Debt for Borrowed Money of such Person and its Subsidiaries."

             "'Senior Leverage Ratio' means, as of the end of each fiscal quarter of the Borrower, a ratio of (i) Senior Debt of the Borrower and its Subsidiaries as of the end of such fiscal quarter less the excess of (x) the sum of cash and Cash Equivalents held by the Borrower and its Subsidiaries at the end of such fiscal quarter over
        (y) the aggregate amount remaining to be paid by the Borrower at the end of such fiscal quarter in respect of the Borrower's settlement (which was announced publicly on March 22, 1999) of three wage-hour class action lawsuits pending against the Borrower for $18.0 million to (ii) Consolidated Adjusted EBITDA of the Borrower and its Subsidiaries for the four fiscal quarter period ending at the end of such fiscal quarter."

     (b) Section 1.01 is amended by (i) adding at the end of the definition of "Master Lease" the phrase and any other master lease agreement entered into by the Captain D's Subsidiary on substantially similar terms as the two preceding master lease agreements" and (ii) adding at the end of the definition of "Net Cash Proceeds" the following proviso:



                                      3

        ";provided further that Net Cash Proceeds in respect of any sale, transfer or other disposition of any asset shall exclude 1.5% of the aggregate amount of cash received from time to time in connection with such transaction."

     (c) Section 5.01(k) is amended by adding at the end thereof the phrase "or from the Borrower, TPI, Shoney's SPV or TPI SPV to the Captain D's Subsidiary."

     (d) Section 5.02(e) is amended by adding the following clauses to the end of clause (ii) therein:

             "and (C) the transfer of real property and any other related assets by the Borrower, TPI, Shoney's SPV or TPI SPV to the Captain D's Subsidiary and (D) the lease of the real property owned by the Captain D's Subsidiary to the Borrower, TPI or any Subsidiary of the Borrower created in accordance with the terms hereof, in each case pursuant to the applicable Master Lease,"

     (e) Section 5.02(e)(ix) is amended by replacing the figure "$10,000,000" therein with the figure "$20,000,000".

     (f) Section 5.02(f) is amended by adding at the end thereof the following clause (ix):

             "(ix) Investments by the Borrower, Shoney's SPV and TPI SPV in the Captain D's Subsidiary consisting of the transfer of real property, provided that on or prior to the date of any such Investment (i) the charter documents of the Captain D's Subsidiary shall contain substantially similar terms as the charter documents of Shoney's SPV and TPI SPV and (ii) the Borrower shall agree in writing to take all action necessary to maintain the corporate existence of the Captain D's Subsidiary separate and apart from the corporate existence of the Borrower on substantially the same terms as set forth in Section 5.01(p)."

     (g) Section 5.04(a) is amended by (i) inserting the word "Adjusted" immediately prior to the word "EBITDA" in clause (i) thereof and
(ii) replacing the chart therein with the following:


               "Fiscal Quarter Ending                  Ratio
               ----------------------                  -----
                 October 31, 1999                      2.25:1
                 February 20, 2000                     2.50:1
                 May 14, 2000                          2.75:1
                 August 6, 2000                        2.75:1



                                       4


                 October 29, 2000                      3.00:1
                 February 18, 2001                     3.25:1
                 May 13, 2001                          3.50:1
                 August 5, 2001                        3.50:1
                 October 28, 2001                      3.75:1"
                   and thereafter


     (h) Section 5.04(c) is amended by replacing the chart therein with the following:


               "Fiscal Quarter Ending                     Ratio
               ----------------------                  -----
                 October 31, 1999                      5.00:1
                 February 20, 2000                     5.00:1
                 May 14, 2000                          4.75:1
                 August 6, 2000                        4.75:1
                 October 29, 2000                      4.75:1
                 February 18, 2001                     5.00:1
                 May 13, 2001                          5.00:1
                 August 5, 2001                        5.00:1
                 October 28, 2001                      4.75:1"
                   and thereafter


     (i)        Section 5.04(d) is amended in full to read as follows:

             "(d) Fixed Charge Coverage Ratio. Maintain as of the end of each fiscal quarter of the Borrower a ratio of (i) the sum of (A) Consolidated Adjusted EBITDA of the Borrower and its Subsidiaries for the most recently completed four fiscal quarter period less (B) the aggregate amount of all tax expense incurred (net of any tax benefit received) by the Borrower and its Subsidiaries during such four fiscal quarter period less (c) the aggregate amount of Maintenance Capital Expenditures made by the Borrower and its Subsidiaries during such four fiscal quarter period to (ii) the sum of (A) Interest Expense in respect of such fiscal quarter plus (B) the aggregate principal amount of all scheduled amortization payments made by the Borrower and its Subsidiaries during such four fiscal quarter period in respect of Debt of the Borrower and its Subsidiaries of not less than the ratio set forth below for such fiscal quarter:


                   "Fiscal Quarter Ending              Ratio
                   ----------------------              -----



                                        5

                     October 31, 1999                  1.00:1
                     February 20, 2000                 1.10:1
                     May 14, 2000                      1.15:1
                     August 6, 2000                    1.20:1
                     October 29, 2000                  1.30:1
                     February 18, 2001                 1.40:1
                     May 13, 2001 and thereafter       1.20:1"


     (j) Section 5.04 is amended by adding to the end thereof subsection (e) to read as follows:

             "(e)        Senior Leverage Ratio.  Maintain as of the
        end of such fiscal quarter of the Borrower (commencing with the fiscal quarter ending February 20, 2000) a Senior Leverage Ratio of not more than the ratio set forth below for such quarter:


                   "Fiscal Quarter Ending              Ratio
                   ----------------------              -----
                     February 20, 2000                 3.00:1
                     May 14, 2000                      2.60:1
                     August 6, 2000                    2.40:1
                     October 29, 2000                  2.25:1
                     February 18, 2001                 2.25:1
                     May 13, 2001                      2.25:1
                     August 5, 2001                    2.10:1
                     October 28, 2001
                       and thereafter                  2.00:1"


     SECTION 2. Conditions of Effectiveness. (a) This Amendment shall become effective as of the date first above written on the Business Day when, and only when, the Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment, (ii) the consent attached hereto executed by each Loan Party (other than the Borrower) and (iii) an amount equal to 0.25% of the aggregate amount of the Term A Advances, Term B Advances and the Working Capital Commitments of the Lenders executing this Amendment on or prior to 5:00 P.M. (New York City time) on November 24, 1999.

     (b) This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

     SECTION 3. Reference to and Effect on the Credit Agreement. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     (b) The Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or any of the Loan Documents or the Administrative Agent under any of the Loan Documents, or constitute a waiver of any provision of any of the Loan Documents.

     SECTION 4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                               SHONEY'S, INC.

                                               By /s/
                                                  ------------------------
                                                  Title:

Agreed as of the date first above written:

BANK OF AMERICA, N.A.
     as Administrative Agent, as Lender
     and as Issuing Bank


By /s/
   ------------------------------------
   Title:


GENERAL ELECTRIC CAPITAL
 CORPORATION


By /s/
   ------------------------------------
   Title:


PRIME INCOME TRUST


By /s/
   ------------------------------------
   Title:


MERRILL LYNCH SENIOR FLOATING
 RATE FUND, INC.


By /s/
   ------------------------------------
   Title:


ML CLO XII PILGRIM AMERICA
   (CAYMAN) LTD.


By /s/
   ------------------------------------
   Title:

TCW LEVERAGED INCOME TRUST, L.P.
By: TCW Advisors (Bermuda), Ltd.

By /s/
   -----------------------------------
   Title:

By: TCW Investment Management
    Company, as Investment Advisor

By /s/
   ----------------------------------
   Title:


FREMONT FINANCIAL CORPORATION


By /s/
   ----------------------------------
   Title:


CRESCENT/MACH I
 PARTNERS, L.P.,
By:  TCW Asset Management
     Company, as Investment Manager


By /s/
   --------------------------------
   Title:


VAN KAMPEN AMERICAN
 CAPITAL PRIME
 RATE INCOME TRUST


By /s/
   --------------------------------
   Title:


FIRST AMERICAN NATIONAL BANK


By /s/
   -------------------------------
   Title:

THE LONG-TERM CREDIT
 BANK OF JAPAN, LTD.


By /s/
   --------------------------------
   Title:


SENIOR HIGH INCOME PORTFOLIO, INC.


By /s/
   --------------------------------
   Title:


CAPTIVA II FINANCE LTD.


By /s/
   ---------------------------------
   Title:


AERIES FINANCE LTD.


By /s/
   ---------------------------------
   Title:


SENIOR DEBT PORTFOLIO

By: Boston Management and Research
    as Investment Advisors

By /s/
   --------------------------------
   Title:


STRATA FUNDING LTD.


By /s/
   --------------------------------


                                          10
   Title:




                                          11

ML CBO IV (CAYMAN) LTD.

By: Protective Asset Management
    Company, as Collateral Manager

By /s/
   --------------------------------
   Title:

CERES FINANCE LTD.


By /s/
   --------------------------------
   Title:


HELLER FINANCIAL, INC.


By /s/
   -------------------------------
   Title:


TRANSAMERICA BUSINESS CREDIT
 CORPORATION


By /s/
   --------------------------------
   Title:

DEUTSCHE FINANCIAL SERVICES
 CORPORATION


By /s/
   -------------------------------
   Title:

GREEN TREE FINANCIAL SERVICING
 CORPORATION


By /s/
   -------------------------------
   Title:



                                          12

THE TORONTO DOMINION BANK


By /s/
   -----------------------------------
   Title:


BALANCED HIGH-YIELD FUND I LTD., as Assignee
By: BHF-BANK AKTIENGESELLSCHAFT
      acting through its New York Branch,
      as attorney-in-fact

By /s/
   -----------------------------------
 Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH
   INCORPORATED


By /s/
   -----------------------------------
   Title:


CYPRESSTREE INVESTMENT PARTNERS I, LTD.

By: CypressTree Investment Management Company, Inc.,
      as Portfolio Manager

By /s/
   -----------------------------------
   Title:





                                      CONSENT


                                             Dated as of November 19, 1999


          Each of the undersigned corporations, as a Guarantor under the Subsidiary Guaranty dated November 28, 1997 (the "Guaranty") in favor of the the Lender Parties and the Agents parties to the Credit Agreement referred to in the foregoing Amendment and as a grantor under the Security Agreement dated November 28, 1997 (the "Security Agreement") made by each of the undersigned corporations in favor of the Administrative Agent, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, (a) each of the Guaranty and the Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in each of the Guaranty and the Security Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such corporation is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                 TPI RESTAURANTS, INC.


                                 By /s/
                                    -----------------------------
                                    Title:


                                 TPI PROPERTIES, INC.


                                 By /s/
                                    -----------------------------
                                    Title:

                                 SHN PROPERTIES, LLC

                                 By: Corporate Benefit Services, Incorporated
                                     of Nashville, its Managing Member

                                 By /s/
                                    ------------------------------
                                    Title:

                                 By /s/
                                    ------------------------------
                                    Title:



                                        2

                                 SHONEY'S OF MICHIGAN, INC.


                                 By /s/
                                    -----------------------------
                                    Title:



                                 COMMISSARY OPERATIONS, INC.


                                 By /s/
                                    -----------------------------
                                    Title:


                                 PARGO'S OF FREDERICK, INC.


                                 By /s/
                                    -----------------------------
                                    Title:


                                 SHONEY'S EQUIPMENT CORPORATION


                                 By /s/
                                    ----------------------------=
                                    Title:


                                 CORPORATE BENEFIT SERVICES,
                                 INCORPORATED OF NASHVILLE


                                 By /s/
                                    -----------------------------
                                    Title:


                                 PARGO'S OF YORK, INC.


                                 By /s/
                                    -----------------------------
                                    Title:



                                        3


                                 SHONEY'S INVESTMENTS, INC.


                                 By /s/
                                    -----------------------------
                                    Title:



                                 TPI ENTERTAINMENT, INC.


                                 By /s/
                                    ----------------------------
                                    Title:


                                 TPI TRANSPORTATION, INC.


                                 By /s/
                                    ----------------------------
                                    Title:


                                 TPI COMMISSARY, INC.


                                 By /s/
                                    ----------------------------
                                    Title:




                                 ML CLO XIX STERLING
                                     (Cayman) Ltd.
                                 By  Sterling Asset Manager, L.L.C.,
                                     as its Investment Advisor

                                 By /s/
                                    -----------------------------
                                    Name:
                                    Title: